UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset/Claymore Inflation-Linked
Securities & Income Fund

New York Stock Exchange Symbol: WIA

Contents

Commentary
Letter to Shareholders	ii
Investment Commentary	iv

Semi-Annual Report to Shareholders
Fund Highlights	1
Portfolio of Investments	5
Financial Statements	12
Notes to Financial Statements	17

For more information, visit us on the web
at www.claymore.com/wia.

Letter to Shareholders

Dear Shareholder:

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”). As Investment Adviser for the Fund, we are pleased to submit the Fund’s shareholder report for the six-month period ended June 30, 2009.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•                  At least 80% of its total managed assets in inflation-linked securities

•                  At least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)A

•                  No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

The Fund continues its policy of not investing in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. The Fund currently expects that the average effective durationB of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

All Fund returns cited—whether based on net asset value (“NAV”)C or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2009, the Fund generated a total return of 8.78% based on NAV. This represents a change in NAV to $12.23 on June 30, 2009 from $11.48 on December 31, 2008. On a market price basis, the Fund’s total return was 11.61%, which reflects a market price of $11.80 at the close of the period compared to $10.80 on December 31, 2008. Since the Fund’s inception on September 26, 2003 through June 30, 2009, the Fund generated an average annual total return of 2.96% based on NAV and 1.99% based on market price. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the first six months of 2009, the Fund provided its investors with monthly distributions of $0.046 per share in January and February and monthly distributions of $0.038 per share in each month from March through June.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 2 of this report. If shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/wia.

Sincerely,

Western Asset Management Company

July 10, 2009

The Letter to Shareholders is not a part of the Semi-Annual Report to Shareholders.

Letter to Shareholders

A

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

B

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

C

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

The Letter to Shareholders is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Financial Market Overview

The market largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (“Fed”)A, the U.S. Department of the Treasury and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•                  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•                  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•                  Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rateB from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” for major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Economic Review

Even though conditions in the financial markets improved during the first half of 2009, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)C contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

While economic news was largely bleak during the first quarter of 2009, we believe there were some indications that things were becoming “less negative” during the second quarter. While the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from the pace earlier in the year. Another strain on the economy, the long-ailing housing market, may also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate IndexD returned 1.90%.

On the inflation front, there was a significant shift in terms of inflation expectations during the six-month reporting period. Given the extremely weak economy, investors were initially concerned about the prospects for deflation. However, as the reporting period progressed, this was replaced with fears of future inflation. This change was triggered by signs that the economy may be bottoming and the massive amount of new Treasury debt issuance needed to fund the government’s economic stimulus program. During the reporting period, the Barclays Capital U.S. Treasury Inflation Notes IndexE returned 6.21%.

Looking more closely at the market, there was a dramatic shift in investor sentiment during the six-month reporting period. This, in turn, had a major impact on the corporate bond market. When the period began, investors were still reeling from last year’s turmoil in the financial markets and data showing that the U.S. economy was rapidly contracting. This triggered periods of heightened risk aversion, as investors were drawn to the relative safety of U.S. Treasury securities. During the first half of the reporting period, investment grade corporate spreads remained at extremely wide levels that priced in future default levels that would surpass those experienced in previous recessions. This was reflected in the poor performance of the Barclays Capital U.S. Credit Index, as it returned -1.78% during the first quarter of 2009. Over the same period, while the high-yield bond market generated solid results, BB-rated bonds outperformed riskier CCC-rated securities (9.01% versus 5.54%).1 Overall, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap IndexF gained 6.61% during the first quarter.

Then, in the second half of the reporting period, investor sentiment greatly improved. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing and liquidity also improved. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors rose, in particular lifting the prices of investment grade and high-yield corporate bonds. During the second quarter of 2009, the Barclays Capital U.S. Credit Index rose an impressive 8.81% and ended the six-month reporting period returning a solid 6.87%. Within the high-yield market, BB-rated and CCC-rated bonds returned 14.93% and 40.71%, respectively, during the second quarter of 2009.1 All told, during the six-month reporting period, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index returned an outstanding 30.92%.

Outlook

In terms of our short-term inflation outlook, we believe we are near the bottom in terms of year-over-year inflation (CPIG) rates. As we stated in prior commentaries, we believed that at the beginning of 2009 U.S. Treasury Inflation-Protected Securities (“TIPS”) H were pricing in too much deflation risk and that the Fed was committed to preventing this level of deflation from happening. Before the onset of the financial crisis, ten-year U.S. implied inflation rates moved in a broad range, with lows approximately 2.15% and highs roughly 2.75%. In January 2009, ten-year implied inflation rates neared 0% before climbing back to 2.08% in June 2009. While we anticipated this normalization process in the first half of this year, we do not believe that it will continue at the same pace in the second half of 2009.

We expect inflation to remain in a fairly narrow range, particularly as there is typically less seasonal support in the second half of the year. In addition, momentum in commodity prices seems to have stalled. Our medium-term inflation outlook is unchanged. We believe there is a good chance that the significant monetary and fiscal policy easing will have their intended effect later in the year. It’s also our belief that inflation will remain under control for the near term and will not become an issue until the economy has grown steadily for at least a few quarters. Accordingly, we do not expect central banks to remove policy stimulus any time soon.

We believe the credit markets are likely to take a breather in the third quarter following the exceptionally strong performance posted in the second quarter of 2009. While the magnitude of spread compression in high-yield and investment grade corporates was impressive, the improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. For spreads to tighten further, we will likely need to see some positive signals from the economy, rather than merely a leveling off of the rate of decline.

Spread volatility is likely to decline as we are now at levels that are consistent with a weaker economy and reduced availability of credit, rather than the “economic Armageddon” that pre-March 2009 spread levels suggested. Corporations with strong balance sheets should continue to issue debt at yields close to those on outstanding debt. Companies that are challenged by high-debt loads will likely

1 Returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

v

Investment Commentary

have a more difficult time raising new debt and their outstanding issues are likely to be more volatile. Financial issuers should continue to benefit from increasingly stable loan values and from improved capital bases, thanks to recent equity issuance.

With investment grade financial spreads at 400 basis pointsI (“bps”) over Treasuries and the Barclays Capital Corporate IndexJ as a whole at 300 bps over Treasuries, we believe there is currently significant compensation for the elevated risk due to economic uncertainty. With high-yield spreads at 945 bps over Treasuries, there should be similarly adequate compensation in the high-yield sector despite the continuing increase in restructurings and defaults.

We believe that interest rates will be stable to modestly rising through the summer months as the U.S. Treasury continues to issue debt at what can only be described as an unprecedented pace, and as investors continue to dip their toes into more risky waters. Inflation remains a key concern of bond market participants. We believe that price levels should stabilize and deflationary forces will ebb as both monetary and fiscal stimuli work their way through the system. We believe that higher levels of inflation are unlikely to be realized as resource and capacity utilization remains low, and the Fed is likely to begin reducing the size of its balance sheet in the face of any economic growth. Absent any improvement on the growth front, our belief is that the current level of announced monetary stimulus should persist. We expect little, if any, additional action from the Fed and expect very low short-term rates and continued purchases of mortgage-backed securities, Treasuries and agencies to continue.

U.S. industrial sectors led the economy’s plunge during the fourth quarter of 2008 and first quarter of 2009, as inventories, capital expenditure budgets and procurement plans were slashed on fears of credit unavailability. Stabilization in the economy should help these activities return to more sustainable levels, which would provide an immediate boost to industrial-sector output. Merchant inventory investment has already displayed some stabilization at weak levels and factory orders have displayed an incipient upturn. In order for an economic rebound to take hold, these improvements will have to be sustained and built upon. In addition, we feel they should soon trigger upturns in industrial production and factory production hours, neither of which has yet to show any signs of stabilization. We will track these four indicators for early signs of a recovery and, thus, impetus for substantial further downward pressure on credit spreads.

Market participants will be intensely focused on profit reports to determine the presence, pace and strength of the anticipated economic recovery. These reports should have a significant impact on equity prices, which would also influence the mood of the corporate bond market.

Western Asset Management Company

July 31, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuation, social, economic and political risk. These risks are magnified in emerging markets.

The views expressed in this commentary reflect those of the Portfolio Management Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Western Asset/Claymore Inflation-Linked Securities & Income Fund or Western Asset Management Company as to its accuracy or completeness.

Please note that an investor cannot invest directly in an index.

A

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

B

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

C	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
D

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

E	The Barclays Capital (formerly Lehman Brothers) U.S. Treasury Inflation Notes Index consists of all inflation-protected securities issued by the U.S. Treasury.
F

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

G	The Consumer Price Index (“CPI”) measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.
H

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

I	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
J	The Barclays Capital (formerly Lehman Brothers) Corporate Bond Index is composed of all publicly issued, fixed-rate, non-convertible, U.S. dollar-denominated, investment grade corporate debt.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Western Asset/Claymore Inflation-Linked
Securities & Income Fund

Semi-Annual Report to Shareholders

June 30, 2009

Semi-Annual Report to Shareholders

Fund Highlights

(Unaudited)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Net Asset Value	$356,520,528	$334,566,563
Per Share	$12.23	$11.48
Market Value Per Share	$11.80	$10.80
Net Investment Income	$680,591	$23,779,618
Per Common Share	$0.02	$0.82
Dividends Paid to Common Shareholders	$7,113,288	$24,635,209
Per Common Share from Net Income	$0.24	$0.85

The Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund (WIA or the Fund) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after payment of any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring to participate in it. The Fund’s common shares are listed on the New York Stock Exchange (NYSE) where they are traded under the symbol WIA.

Fund Performance

Total return for the Fund for various periods ended June 30 are presented below, along with those of comparative indices.

	Six Months	Average Annual Return
	Ended June 30, 2009	One Year	Three Years	Five Years	Since InceptionA
Total Return Based on:
Market Value	11.61%	1.80%	8.27%	4.58%	1.99%
Net Asset Value	8.78%	(3.82)%	3.93%	3.04%	2.96%
Barclays U.S. Government Inflation-Linked
1-10 year IndexB,C	5.67%	(1.95)%	5.55%	4.69%	4.51%†
Barclays U.S. Government Inflation-Linked
All Maturities IndexC,D	5.33%	(1.19)%	5.75%	4.93%	4.91%†

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	The Fund’s inception date is September 26, 2003.
B

This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. The performance of the index does not reflect deductions for fees, expenses or taxes.

C	This return does not include reinvestment of dividends or capital gain distributions.
D	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
†	Index return are for periods beginning September 30, 2003.

Semi-Annual Report to Shareholders

Fund Highlights—Continued

(Unaudited)

Investment Policies

The Fund’s investment policies provide that under normal market conditions and at the time of purchase, its portfolio will be invested as follows:

•                  At least 80% of its total managed assetsE in inflation-linked securities

•                  At least 60% of its total managed assets in U.S. Treasury Inflation-Protected Securities

•                  No more than 40% of its total managed assets in non-U.S. dollar investments (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income.

Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment-grade quality at the time of their purchase that are not inflation-linked securities. In addition, to the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets.

Dividend Reinvestment Plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

E	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Semi-Annual Report to Shareholders

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Semi-Annual Report to Shareholders

Portfolio Diversification

June 30, 2009 (Unaudited)

The pie and bar charts above represent the Fund’s portfolio as of June 30, 2009 and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment adviser to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (NAV), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
September 30, 2008	$10.51	$12.23	(14.06)%	124,711
December 31, 2008	$10.80	$11.48	(5.92)%	124,385
March 31, 2009	$11.49	$11.89	(3.36)%	101,108
June 30, 2009	$11.80	$12.23	(3.52)%	77,332

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.
C	Yankee Bond -A dollar-denominated bond issued in the U.S. by foreign entities.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Long-Term Securities	135.9%

U.S. Government and Agency Obligations	118.5%

Treasury Inflation-Protected SecuritiesA	118.5%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	68,262,181	$68,262,181	B,P
United States Treasury Inflation-Protected Security		2.375%	4/15/11	80,202,758	82,583,818	B
United States Treasury Inflation-Protected Security		3.375%	1/15/12	3,434,345	3,650,063
United States Treasury Inflation-Protected Security		3.000%	7/15/12	28,105,593	29,774,363	C
United States Treasury Inflation-Protected Security		1.875%	7/15/13	40,632,550	41,673,759	B
United States Treasury Inflation-Protected Security		2.000%	1/15/14	3,300,326	3,375,613
United States Treasury Inflation-Protected Security		1.625%	1/15/15	19,430,058	19,338,970
United States Treasury Inflation-Protected Security		2.000%	1/15/16	15,792,063	16,028,944
United States Treasury Inflation-Protected Security		2.375%	1/15/17	10,414,504	10,866,889
United States Treasury Inflation-Protected Security		1.625%	1/15/18	21,933,159	21,720,670
United States Treasury Inflation-Protected Security		1.375%	7/15/18	14,485,774	14,042,147
United States Treasury Inflation-Protected Security		2.125%	1/15/19	2,780,736	2,871,977
United States Treasury Inflation-Protected Security		2.375%	1/15/25	7,918,190	8,138,411
United States Treasury Inflation-Protected Security		2.000%	1/15/26	73,331,035	71,795,630
United States Treasury Inflation-Protected Security		1.750%	1/15/28	15,979,146	15,080,319	C
United States Treasury Inflation-Protected Security		3.875%	4/15/29	10,311,389	13,082,574	C
Total U.S. Government and Agency Obligations (Cost—$408,180,367)					422,286,328

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
U.S. Government Agency Mortgage-Backed Securities	4.4%

Fixed Rate Securities	4.4%
Fannie Mae		6.000%	1/1/37 to 6/1/37	15,116,362	$15,823,244	D
Total U.S. Government Agency Mortgage-Backed Securities (Cost—$14,844,556)					15,823,244
Corporate Bonds and Notes	5.3%

Automobiles	0.2%
General Motors Corp.		8.375%	7/15/33	5,880,000	749,700	E

Consumer Finance	0.5%
SLM Corp.		0.900%	2/1/10	2,000,000	1,842,420	F

Diversified Financial Services	0.5%
JPMorgan Chase and Co.		7.900%	12/31/49	1,940,000	1,697,694	G

Diversified Telecommunication Services	0.3%
AT&T Inc.		5.600%	5/15/18	1,000,000	1,005,399

Health Care Providers and Services	0.9%
HCA Inc.		5.750%	3/15/14	4,000,000	3,200,000

Media	1.5%
Comcast Corp.		5.900%	3/15/16	1,900,000	1,965,406
News America Inc.		7.625%	11/30/28	1,790,000	1,714,201
Time Warner Inc.		7.700%	5/1/32	1,750,000	1,719,665

					5,399,272

Oil, Gas and Consumable Fuels	1.4%
Hess Corp.		7.875%	10/1/29	2,880,000	3,123,781
Hess Corp.		7.300%	8/15/31	120,000	123,869
Hess Corp.		7.125%	3/15/33	895,000	896,395
Kinder Morgan Energy Partners LP		7.300%	8/15/33	900,000	864,503

					5,008,548
Total Corporate Bonds and Notes (Cost—$24,443,975)					18,903,033

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Asset-Backed Securities	0.6%

Fixed Rate Securities	0.1%
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	373,832	$282,851

Indexed SecuritiesF	0.5%
Ameriquest Mortgage Securities Inc. 2005-R11 A2D		0.639%	1/25/36	50,000	29,950
Amresco Residential Securities Mortgage Loan Trust 1997-3 M1A		0.864%	9/25/27	3,412	2,008
Asset Backed Funding Certificates 2004-OPT2 M1		0.859%	8/25/33	40,000	21,124
Countrywide Asset-Backed Certificates 2002-4 A1		1.049%	2/25/33	3,575	1,523
Countrywide Home Equity Loan Trust 2007-GW A		0.894%	8/15/37	1,232,008	551,570	H
EMC Mortgage Loan Trust 2004-C A1		0.859%	3/25/31	45,730	37,085	H,I
Novastar Home Equity Loan 2003-2 A1		0.919%	9/25/33	1,534,189	917,907

					1,561,167

Variable Rate SecuritiesJ	N.M.
SLC Student Loan Trust 2008-1 A4A		2.920%	12/15/32	100,000	97,116

Total Asset-Backed Securities (Cost—$1,463,217)					1,941,134
Mortgage-Backed Securities	3.2%

Fixed Rate Securities	0.2%
Countrywide Alternative Loan Trust 2004-J1		6.000%	2/25/34	20,037	18,731
Countrywide Alternative Loan Trust 2004-2 CB		4.250%	3/25/34	81,092	75,797
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	22,310	19,765
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	189,036	176,867
Washington Mutual MSC Mortgage Pass-Through Certificates 2002-MS12 B2		6.500%	5/25/32	694,855	450,561
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1		7.000%	3/25/34	82,790	79,892

					821,613

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities—Continued
Indexed SecuritiesF	1.2%
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	114,143	$96,398
Banc of America Mortgage Securities 2005-F		5.012%	7/25/35	186,384	119,572
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1		5.462%	11/25/34	270,295	240,584
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1		5.325%	12/25/33	718,871	563,158
Countrywide Home Loans 2005-09 1A1		0.609%	5/25/35	210,623	94,344
Countrywide Home Loans 2005-R2 1AF1		0.649%	6/25/35	856,738	621,250	I
Countrywide Home Loans 2005-R3		0.709%	9/25/35	1,661,213	1,121,983	I
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.151%	11/25/37	289,451	188,822
JPMorgan Mortgage Trust 2004-A1 1A1		4.333%	10/25/33	173,699	157,713
JPMorgan Mortgage Trust 2004-A1 1A1		4.804%	2/25/34	59,553	53,646
MASTR Adjustable Rate Mortgages Trust 2004-13		3.649%	11/21/34	350,000	220,550
MLCC Mortgage Investors Inc. 2003-H		4.829%	1/25/29	14,789	12,792
Sequoia Mortgage Trust 2003-8 A1		0.636%	1/20/34	43,065	27,302
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS A3		0.679%	1/25/35	1,010,528	707,370
WaMu Mortgage Pass-Through Certificates 2003-AR8 A		4.242%	8/25/33	45,292	39,431
WaMu Mortgage Pass-Through Certificates 2003-AR10		4.672%	10/25/33	164,833	136,037

					4,400,952
Variable Rate SecuritiesJ	1.8%
Chase Mortgage Finance Corp. 2007-A1 2A3		4.077%	2/25/37	74,462	63,777
CS First Boston Mortgage Securities Corp. 2004-AR6 2A1		4.033%	10/25/34	64,272	54,679
GSR Mortgage Loan Trust 2004-11 1A1		4.885%	9/25/34	372,712	289,350
JPMorgan Mortgage Trust 2006-A2 5A1		5.122%	11/25/33	28,017	24,487

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities—Continued
Variable Rate SecuritiesJ—Continued
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.483%	2/25/35	2,031,899	$1,630,093
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		4.565%	2/25/34	49,654	42,314
Morgan Stanley Capital I 2004-RR2 X		1.001%	10/28/33	1,076,420	15,910	I,K
Thornburg Mortgage Securities Trust 2007-4 2A1		6.208%	9/25/37	423,559	306,120
WaMu Mortgage Pass-Through Certificates 2005-AR3 A2		4.640%	3/25/35	4,653,533	3,581,356
WaMu Mortgage Pass-Through Certificates 2007-HY1 1A1		5.693%	2/25/37	482,724	269,414

					6,277,500
Total Mortgage-Backed Securities (Cost—$9,791,010)					11,500,065

Yankee BondsL	1.6%

Commercial Banks	N.M.
Glitnir Banki Hf		6.693%	6/15/16	1,240,000	124	E,G,I,K
Kaupthing Bank Hf		7.125%	5/19/16	2,060,000	206	E,I,K

					330
Diversified Financial Services	0.3%
UFJ Finance Aruba AEC		6.750%	7/15/13	1,025,000	1,061,329

Diversified Telecommunication Services	0.7%
Deutsche Telekom International Finance BV		8.750%	6/15/30	2,175,000	2,546,336	M

Foreign Government	0.5%
Russian Federation		7.500%	3/31/30	1,785,600	1,757,923	I

Oil, Gas and Consumable Fuels	0.1%
Gazprom		6.510%	3/7/22	490,000	367,500	I
Total Yankee Bonds (Cost—$9,283,645)					5,733,418

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE
Foreign Government Obligations	2.1%
Canadian Government Bond		4.250%	12/1/21	6,649,641	CAD	$7,399,223	Q
Total Foreign Government Obligations (Cost—$6,753,586)						7,399,223
Preferred Stocks	0.2%
Fannie Mae	8.250%			318,300	shs	426,522	D,G,N
Freddie Mac	8.375%			357,225		435,815	D,G,N
Total Preferred Stocks (Cost—$17,031,647)						862,337
Total Long-Term Securities (Cost—$491,792,003)						484,448,782
Short-Term Securities	6.6%
Repurchase Agreement	6.6%
Deutsche Bank 0.07%, dated 6/30/09, to be repurchased at $23,607,046 on 7/1/09 (Collateral: $23,900,000 Freddie Mac note, 1.722%, due 4/27/11, value $24,079,131)				$23,607,000		23,607,000
Total Short-Term Securities (Cost—$23,607,000)						23,607,000
Total Investments	142.5%
(Cost—$515,399,003)O						508,055,782
Reverse Repurchase Agreements	(42.9)%					(153,125,000)
Other Assets Less Liabilities	0.4%					1,589,746
Net Assets	100.0%					$356,520,528

Semi-Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedR
Eurodollar Futures	March 2010	125	$36,875
Eurodollar Futures	June 2010	125	39,013
Eurodollar Futures	September 2010	50	43,500
German Euro Bobl Futures	September 2009	50	75,673
U.S. Treasury Note Futures	September 2009	84	(230,108)
			$(35,047)
Futures Contracts WrittenR
U.S. Treasury Bond Futures	September 2009	12	$(19,373)

†	Securities are denominated in U.S. Dollars unless otherwise noted.
N.M. — Not Meaningful.
A

Treasury Inflation-Protected Security — Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	Position, or a portion thereof, with an aggregate market value of $192,519,758 has been segregated to collateralize reverse repurchase agreements.
C	All or a portion of this security is collateral to cover futures and options contracts written.
D	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
E	Bond is currently in default.
F

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of June 30, 2009.

G

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

H	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
I

Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 1.10% of net assets.

J	The coupon rates shown on variable rate securities are the rates at June 30, 2009. These rates vary with the weighted average coupon of the underlying loans.
K	Illiquid security valued at fair value under the procedures approved by the Board of Trustees.
L	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.
M	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s and/or Moody’s Investors Services.
N	Non-income producing.
O

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,831,379
Gross unrealized depreciation	(26,174,600)
Net unrealized depreciation	$(7,343,221)

P	All or a portion of this security is collateral to cover swaps.
Q

Inflation-Protected Security — Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

R	Futures are described in more detail in the notes to financial statements.
CAD — Canadian Dollar

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Assets:
Investment securities at value (Cost—$491,792,003)		$484,448,782
Short-term securities at value (Cost—$23,607,000)		23,607,000
Cash		499
Foreign currency at value (Cost—$116,825)		121,708
Interest receivable		3,521,709
Unrealized appreciation of swaps		2,179,332
Unrealized appreciation of forward foreign currency contracts		182,440
Deposits with brokers for open futures contracts		68,600
Futures variation margin receivable		27,048
Amounts receivable for open swaps		6,799

Total assets		514,163,917

Liabilities:
Payable for open reverse repurchase agreement	$153,125,000
Premiums received on open swaps	2,427,271
Unrealized depreciation of swaps	1,489,747
Accrued management fee	171,370
Amounts payable for open swaps	96,548
Unrealized depreciation of forward foreign currency contracts	73,271
Accrued servicing agent fees	64,327
Interest expense payable	13,781
Accrued administration fee	8,219
Accrued expenses	173,855

Total liabilities		157,643,389

Net Assets		$356,520,528

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)		$408,506,663
Overdistributed net investment income		(6,299,750)
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(39,091,680)
Net unrealized depreciation of investments, futures, swaps and foreign currency translations		(6,594,705)

Net Assets		$356,520,528

Net Asset Value Per Common Share:
($356,520,528 ÷ 29,152,821 common shares issued and outstanding)		$12.23

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

(Unaudited)

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009

Investment Income:
Interest	$ 6,853,374
Dividends	75,156
Inflation index adjustment	(4,355,449)

Total income		$ 2,573,081
Expenses:
Management fees	938,176
Administration fee	49,589
Servicing agent fees	351,816
Audit and legal fees	86,462
Custodian fees	27,049
Trustees’ fees and expenses	48,751
Registration fees	11,541
Reports to shareholders	45,602
Transfer agent and shareholder servicing expense	14,846
Other expenses	37,682

	1,611,514
Interest expense	280,976

Net expenses		1,892,490

Net Investment Income		680,591

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(8,390,080)
Options written	243,213
Futures	(1,509,002)
Swaps	(140,515)
Foreign currency transactions	61,840
		(9,734,544)
Change in unrealized appreciation/(depreciation) of:
Investments	32,755,435
Futures	2,102,482
Swaps	3,256,402
Foreign currency translations	6,887
		38,121,206

Net Realized and Unrealized Gain on Investments		28,386,662

Change in Net Assets Resulting From Operations		$29,067,253

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)	FOR THE YEAR ENDED DECEMBER 31, 2008

Change in Net Assets:
Net investment income	$ 680,591	$ 23,779,618
Net realized gain/(loss)	(9,734,544)	6,442,861
Change in unrealized appreciation/(depreciation)	38,121,206	(61,000,751)

Change in net assets resulting from operations	29,067,253	(30,778,272)

Distributions to common shareholders from:
Net investment income	(7,113,288)	(24,635,209)

Change in net assets	21,953,965	(55,413,481)

Net Assets:
Beginning of period	334,566,563	389,980,044

End of period	$356,520,528	$334,566,563

(Overdistributed)/undistributed net investment income, respectively	$ (6,299,750)	$ 132,947

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Cash Flows

(Unaudited)

Western Asset/Claymore Inflation-Linked Securities and Income Fund

FOR THE SIX MONTHS ENDED JUNE 30, 2009
Cash flows provided (used) by operating activities:
Interest and dividends received	$ 6,722,565
Operating expenses paid	(1,466,836)
Interest paid	(269,136)
Net purchases of short-term investments	(23,607,000)
Realized loss on futures contracts	(1,509,002)
Realized gain on options	243,213
Realized loss on swap contracts	(140,515)
Realized gain on foreign currency transactions	61,840
Net change in unrealized appreciation on futures contracts	2,102,482
Net change in unrealized appreciation on foreign currencies	6,887
Purchases of long-term investments	(152,083,124)
Proceeds from disposition of long-term investments	68,905,439
Change in premium for swap contracts	(2,244,708)
Change in receivable from broker—variation margin	509,155
Change in receivable for open forward currency contracts	(2,706)
Change in payable on swap contracts	96,548

Net cash used by operating activities	(102,674,898)

Cash flows provided (used) by financing activities:
Cash distributions paid on Common Stock	(8,070,131)
Cash deposits with brokers for swap contracts and futures contracts	3,331,438
Proceeds from reverse repurchase agreements	103,206,200

Net cash provided by financing activities	98,467,507

Net decrease in cash	(4,207,391)
Cash, beginning of year	4,329,598

Cash, end of year	$ 122,207

Reconciliation of Increase in Net Assets From Operations to Net Cash Flows Provided (Used) By Operating Activities:
Increase in net assets from operations	$ 29,067,253
Accretion of discount on investments	3,950,523
Amortization of premium on investments	5,450
Increase in investments, at value	(138,816,784)
Decrease in interest and dividends receivable	193,511
Increase in premium for written swaps	2,244,708
Increase in swap contracts payable	96,548
Decrease in payable for open forward currency contracts	(2,706)
Increase in payable to broker—variation margin	509,155
Increase in interest payable	11,840
Increase in accrued expenses	65,604

Total adjustments	(131,742,151)

Net cash flows used by operating activities	$(102,674,898)

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

SIX MONTHS ENDED JUNE 30, 2009	YEARS ENDED DECEMBER 31,
(Unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.48	$13.38	$12.83	$13.50	$14.43	$14.28

Investment operations:
Net investment income	.02	A	.82	A	.70	A	.72	A	1.15	.98
Net realized and unrealized gain/(loss)	.97	(1.87)	.54	(.46)	(.92)	.14

Total from investment operations	.99	(1.05)	1.24	.26	.23	1.12

Dividends paid to preferred shareholders from:
Net investment income	N/A	N/A	N/A	I	(.30)	(.23)	(.11)

Total from investment operations applicable to common shareholders	.99	(1.05)	1.24	(.04)	—	1.01

Distributions paid to common shareholders from:
Net investment income	(.24)	(.85)	(.69)	(.43)	(.93)	(.86)
Return of capital	—	—	—	(.20)	—	—

Total distributions paid to common shareholders	(.24)	(.85)	(.69)	(.63)	(.93)	(.86)

Net asset value, end of period	$12.23	$11.48	$13.38	$12.83	$13.50	$14.43

Market value, end of period	$11.80	$10.80	$11.73	$11.42	$12.01	$13.31

Average market value per share	$11.28	$11.57	$11.56	$11.53	$12.90	$14.00

Total Investment Return Based On:B
Market value	11.61%	(.91)%	8.95%	.40%	(2.98)%	(6.04)%
Net asset value	8.78%	(8.24)%	9.95%	(.27)%	(.01)%	7.47%
Ratios and Supplemental Data:
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesE	1.12%	D	1.21%	.91%	1.36%	1.45%	1.25%
Total managed assetsE,F	.81%	D	1.02%	.88%	.90%	.92%	.80%
Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesG	1.12%	D	1.21%	.91%	1.36%	1.44%	1.25%
Total managed assetsF,G	.81%	D	1.02%	.88%	.90%	.92%	.80%
Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesG	.96%	D	.83%	.76%	1.16%	1.20%	1.16%
Total managed assetsF,G	.69%	D	.70%	.74%	.77%	.76%	.75%
Ratio of net investment income to average weekly net assets:
Common sharesG	.40%	D	6.29	%A	5.45%	5.50%	8.22%	6.86%
Total managed assetsF,G	.29%	D	5.28	%A	5.32%	3.63%	5.21%	4.41%
Asset coverage on preferred shares, end of periodH	N/A	N/A	N/A	N/AI	292%	305%
Portfolio turnover rate	14%C	52%	72%	146%	38%	88%
Net assets, end of period (in thousands)	$356,521	$334,56	7	$389,980	$374,119	$393,708	$420,75	7

A	Computed using average daily shares outstanding.
B

Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected. Total returns for periods of less than one year are not annualized.

C	Not annualized.
D	Annualized.
E	This ratio reflects total expenses before compensating balance credits.
F	Total managed assets included the liquidation value of preferred shares through November 22, 2006.
G	This ratio reflects expenses net of compensating balance credits.
H	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
I	The last series of preferred shares was redeemed on November 22, 2006.
N/A Not applicable.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Significant Accounting Policies:

Western Asset/Claymore Inflation-Linked Securities & Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities:
U.S. Government and Agency Obligations	$ —	$ 422,286,328	$ —	$ 422,286,328
U.S. Government Agency Mortgage-Backed Securities	—	15,823,244	—	15,823,244
Corporate Bonds and Notes	—	18,903,033	—	18,903,033
Asset-Backed Securities	—	1,389,564	551,570	1,941,134
Mortgage-Backed Securities	—	11,500,065	—	11,500,065
Yankee Bonds	—	5,733,418	—	5,733,418
Foreign Government Obligations	—	7,399,223	—	7,399,223
Preferred Stocks	862,337	—	—	862,337
Total Long-Term Securities	862,337	483,034,875	551,570	484,448,782
Short-Term Securities:
Repurchase Agreement	—	23,607,000	—	23,607,000
Total Short-Term Securities	—	23,607,000	—	23,607,000
Total Investments	$862,337	$ 506,641,875	$551,570	$ 508,055,782
Other Financial Instruments:
Reverse Repurchase Agreements	—	(153,125,000)	—	(153,125,000)
Futures Contracts Purchased	(35,047)	—	—	(35,047)
Futures Contracts Written	(19,373)	—	—	(19,373)
Swaps
Credit Default Swaps on Credit Indices—Sell	—	(924,412)	—	(924,412)
Credit Default Swaps on Corporate Issues—Sell	—	(565,335)	—	(565,335)
Interest Rate Swaps	—	2,179,332	—	2,179,332
Forward Foreign Currency Contracts	—	109,169	—	109,169
Total Other Financial Instruments	(54,420)	(152,326,246)	—	(152,380,666)
Total	$807,917	$ 354,315,629	$551,570	$ 355,675,116

Semi-Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2008	Accrued Premiums/ Discounts	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Balance as of June 30, 2009	Net Unrealized Appreciation (Depreciation) for Investments in securities still held at June 30, 2009
Long-Term Securities
Asset-Backed Securities	—	$2,224	$57,210	$288,775	$203,361	$551,570	$288,775
Total	—	$2,224	$57,210	$288,775	$203,361	$551,570	$288,775

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Government Securities	Other	U.S. Government Securities	Other
$133,253,483	$18,829,641	$56,009,402	$6,910,470

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date. The Fund had no open short sales as of June 30, 2009.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under tax regulations. Income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its income and net realized gains on investments, if any, yearly. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Semi-Annual Report to Shareholders

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Capital Loss Carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $27,795,620, of which $23,695,934 expires in 2014 and $4,099,686 expires in 2015. These amounts will be available to offset any future taxable capital gains.

3. Financial Instruments:

Emerging Markets

The Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Fund’s prospectus and statement of additional information.

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At June 30, 2009, open forward currency exchange contracts (expressed in the contractual currency) were:

	Settlement	Contract to				Unrealized
Broker	Date	Receive		Deliver		Gain/(Loss)
Credit Suisse First Boston (London)	8/19/09	CAD	6,486,978	USD	5,398,617	$182,440
Credit Suisse First Boston (London)	8/19/09	USD	9,622,849	CAD	11,270,000	(73,271)
						$109,169

Written Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires unexercised the premium received is recorded as a realized gain to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), including brokerage commission, is recorded as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Activity in written call and put options during the year ended June 30, 2009, was as follows:

	Number of Contracts	Premiums Received
Written options, outstanding December 31, 2008	—	—
Options written	170	$243,213
Options closed	—	—
Options expired	(86)	(125,789)
Options exercised	(84)	(117,424)
Written options, outstanding June 30, 2009	—	—

Swap Agreements

The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $1,489,747. The aggregate fair value of assets posted as collateral for all swaps was $1,856,000. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $25,561,600 less the value of the contracts’ related reference obligations.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund

Semi-Annual Report to Shareholders

effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of June 30, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.595%.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Barclays Capital Inc.	March 18, 2039	4.25%	3-month	$7,940,000	$(2,300,800)	$2,179,332
		Semi-Annually	LIBOR

Net unrealized appreciation on interest rate swaps						$2,179,332

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION1

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At June 30, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co.	December 20, 2012	7.89%	2.50%	$3,800,000	$(565,335)	—	$(565,335)
(SLM Corporation, 5.125%, due 8/27/12)			Quarterly

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(565,335)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[4]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	June 20, 2012	0.75%	$ 8,000,000	$(503,269)	$(37,915)	$(465,354)
(CDX HVOL 7)		Quarterly
Barclays Capital Inc.	June 20, 2012	0.35%	13,761,600	(547,614)	(88,556)	(459,058)
(CDX IG 8)		Quarterly

Net unrealized depreciation on sales of credit default swaps on credit indices						$(924,412)

1     If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2     Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3     The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

4     The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡   Percentage shown is an annual percentage rate.

Semi-Annual Report to Shareholders

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at June 30, 2009 are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the six months ended June 30, 2009, the average amount of reverse repurchase agreements outstanding was $134,611,113 and the daily weighted average interest rate was 0.42%.

As of June 30, 2009, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank Securities Inc. The Reverse Repurchase Agreement which matured on July 2, 2009, was recorded at cost of $153,125,000 and was collateralized by U.S. Treasury Inflation Protected Securities with a par value of $141,000,000 and a market value as of June 30, 2009, of $143,658,162. The implied interest rate on the Reverse Repurchase Agreement was 0.36% at June 30, 2009.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

Asset Derivatives

	Interest Rate Contracts Risk[1]	Foreign Exchange Contracts Risk[2]	Other Contracts Risk[2]	Total
Futures Contracts[3]	$ 195,061	—	—	$ 195,061
Swap Contracts	2,179,332	—	—	2,179,332
Forward Foreign Currency Contracts	—	182,440	—	182,440
Total	$2,374,393	$182,440	—	$2,556,833

1     Balance sheet location: Receivables, Net Assets—Unrealized appreciation (depreciation)

2     Balance sheet location: Receivables

3     Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

	Interest Rate Contracts Risk[1]	Foreign Exchange Contracts Risk[2]	Credit Contracts Risk[2]	Other Contracts Risk[2]	Total
Futures Contracts[3]	$249,481	—	—	—	$ 249,481
Swap Contracts	—	—	$1,489,747	—	1,489,747
Forward Foreign Currency Contracts	—	$73,271	—	—	73,271
Total	$249,481	$73,271	$1,489,747	—	$1,812,499

1     Balance sheet location: Payables, Net Assets—Unrealized appreciation (depreciation)

2     Balance sheet location: Payables

3     Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semi-Annual Report to Shareholders

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchanges Contract Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$ 243,213	—	—	—	$ 243,213
Futures Contracts	(1,509,002)	—	—	—	(1,509,002)
Swap Contracts	(68,272)	—	$(72,243)	—	(140,515)
Forward Foreign Currency Contracts	—	$106,463	—	—	106,463
Total	$(1,334,061)	$106,463	$(72,243)	—	$(1,299,841)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$2,102,482	—	—	—	$2,102,482
Swap Contracts	$2,179,332	—	$1,077,070	—	3,256,402
Forward Foreign Currency Contracts	—	$2,706	—	—	2,706
Total	$4,281,814	$2,706	$1,077,070	—	$5,361,590

5. Common Shares:

Of the 29,152,821 common shares of beneficial interest outstanding at June 30, 2009, the Investment Adviser owned 6,981 shares.

6. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Claymore Securities, Inc. (Servicing Agent) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (Administrator), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100,000.

7. Trustee Compensation:

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

8. Shareholder Meeting Results:

The Fund’s annual meeting of shareholders was held on May 11, 2009. Of the 29,152,821 common shares outstanding, the following shares were voted at the meeting:

	For	Withheld	Against	Abstentions	Broker non-votes
Election of Class III Trustees
Ronald E. Toupin, Jr.	25,941,124	997,557	—	—	—
R. Jay Gerken	25,043,923	1,894,758	—	—	—

Western Asset/Claymore Inflation-Linked
Securities & Income Fund

The Board of Trustees	Investment Advisers (continued)
Nicholas Dalmaso	Western Asset Management Company Ltd
R. Jay Gerken	36F Shin-Marunouchi Building
Michael Larson	5-1 Maranouchi 1-Chronu Chiyoda
Ronald A. Nyberg	Tokyo 100-6536
Ronald E. Toupin, Jr.
Servicing Agent
Officers	Claymore Securities, Inc.
R. Jay Gerken, President	2455 Corporate West Drive
Charles A. Ruys de Perez, Vice President	Lisle, IL 60532
Todd F. Kuehl, Chief Compliance Officer
Frances M. Guggino, Treasurer and Principal Financial and Accounting Officer	Custodian State Street Bank and Trust Company
Steven M. Hill, Assistant Treasurer	1 Lincoln Street
Erin K. Morris, Assistant Treasurer	Boston, MA 02111
Susan C. Curry, Assistant Treasurer
Melissa J. Nguyen, Secretary	Counsel
Mark Mathiasen, Assistant Secretary	Ropes & Gray LLP
1211 Avenue of the Americas
Investment Advisers	New York, NY 10036
Western Asset Management Company
385 East Colorado Boulevard	Independent Registered Public Accounting Firm
Pasadena, CA 91101	PricewaterhouseCoopers LLP
100 East Pratt Street
Western Asset Management Company Limited	Baltimore, MD 21202
10 Exchange Square
London, England EC2A2EN	Transfer Agent
American Stock Transfer & Trust Company LLC
Western Asset Management Company Pte. Ltd.	59 Maiden Lane
1 George Street #23-01	New York, New York, NY 10038
Singapore 049145

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIA-S-(08/09)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a) (1)	Not applicable.
Exhibit 99.CODE ETH

	(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	September 3, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Treasurer and Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	September 3, 2009